Supplement Dated August 14, 2008
To
Prospectus Dated May 1, 2008
For the
Flexible Premium Variable Life Insurance Policy (the “Contract”)
Issued Through
Farmers Variable Life Separate Account A (the “Separate Account”)
Offered by
Farmers New World Life Insurance Company

This Supplement describes important changes that are being made to the asset allocation model program described in your Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Asset Allocation Model Program.

Effective on September 1, 2008, the asset allocation model program described in your Prospectus will no longer be available. If you are currently invested using a model, the elimination of the asset allocation model program will not result in any changes to your current allocation, and no action is needed by you. However, on and after September 1, 2008, asset allocation models will not be available for your use with any future allocations or revisions to your allocations.

Note: we may decide to offer an asset allocation model program again in the future.

If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

Securities offered through Farmers Financial Solutions, LLC, 30801 Agoura Road, Building 1, Agoura Hills, California 91301. Member FINRA & SIPC.